[LETTERHEAD OF KRAMER LEVIN NAFTALIS & FRANKEL LLP]



                                 April 28, 1999


Dessauer Global Equity Fund
4 Main Street
Orleans, Massachusetts 02653


        Re:    Pre-Effective Amendment No.2 to
               Registration Statement on Form N-1A
               File No.:333-7543
               -----------------

Ladies and Gentlemen:

We hereby consent to the reference of our firm as counsel in this Registration Statement on Form N-1A.


                              Very truly yours,


                              /s/ Kramer Levin Naftalis & Frankel LLP